As filed with the Securities and Exchange Commission on September 17, 2001.

                         Registration No. 33-_________

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ELITE TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         TEXAS                                      76-0252296
         -----                                      -----------
         (State or other jurisdiction               (I.R.S. Employer
         of incorporation or organization)           Identification
                                                     Number)

           Suite 100, 5050 Oakbrook Parkway, Norcross, Georgia 30093
       -----------------------------------------------------------------
              (Address of principal executive offices) (ZIP Code)

            STOCK COMPENSATION PAYABLE TO CONSULTANT AND TO COUNSEL
            -------------------------------------------------------
                              (Full title of plan)

                    Scott Schuster, Chief Executive Officer
           Suite 100, 5050 Oakbrook Parkway, Norcross, Georgia 30093
        ---------------------------------------------------------------
                    (Name and address of agent for service)

                                 (770) 559-4975
                                 --------------
         (Telephone number, including area code, of agent for service)

Copy to:
Jackson L. Morris, Esq., 3116 West North A Street, Tampa, Florida 33609-1544
Telephone (813) 874-8854      Facsimile  (813) 873-9628

CALCULATION OF REGISTRATION FEE

Title of each
class of
securities                  Proposed maximum  Proposed maximum  Amount of
to be         Amount to be  offering price    aggregate         registration
registered    registered    per unit          offering price    fee
----------    ------------  ----------------  ----------------  ------------
Common stock
$.0001 par    4,600,000     $0.05             $230,000           $57.50
value

Note: The proposed maximum offering price per unit, proposed maximum aggregate offering price and amount of the registration fee are based upon the closing price of the registrant's common stock on the business day preceding the filing of this registration statement.

PART I.  INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1:  Plan Information.

The common stock is not being offered pursuant to a plan. The common stock is being issued as compensation for services of a product-marketing consultant and for legal services.

Elite Technologies, Inc. (the "Company") is offering the common stock as compensation for services rendered or to be rendered and not compensated in cash. The common stock will be issued to the intended recipients upon the effective date of this registration statement. The common stock is not being offered pursuant to a plan. The issuance of the common stock is not subject to the Employee Retirement Income Security Act of 1974. Additional information may be obtained from Scott Schuster, chief executive officer of the Company. Mr. Schuster's address is Suite 100, 5050 Oakbrook Parkway, Norcross, Georgia 30093 and his telephone number at that address is (770) 559-4975.

The Company is offering an aggregate of 4,600,000 shares of its common stock, $0.0001 par value per share pursuant to this registration statement.

The following persons are participating in the distribution made pursuant to this registration statement:

Name                 Number of shares          Nature of services
----                 ----------------          ------------------
Dave Arner                  2,500,000          product marketing consultant
Alexander Kuhne,Esq.          200,000          legal services
Albert Davis                1,400,000          product marketing consultant
Jackson L. Morris,Esq.        500,000          legal services

Each of these participating persons has provided or will provide bona fide services to the Company in payment for the shares and is believed to be within the term "employee" as defined for purposes of Form S-8.

The shares will be treated as ordinary income at the fair market value thereof on the date of receipt under the Internal Revenue Code ("Code"), to the extent the recipient is a citizen or resident of the United States of America or otherwise subject to taxation of income under the Code from United States sources.

ITEM 2:  Registrant Information and Employee Plan Annual Information.

Upon written or oral request, the Company will provide, without charge, a copy of all documents incorporated by reference in Item 3 of Part II of this Registration Statement, which are incorporated by reference in the Section 10(a) Prospectus, and all other documents required to be delivered to "employees" pursuant to Rule 428(b) promulgated under the Securities Act of 1933, as amended, (the "Securities Act"). All requests should be made to Elite Technologies, Inc., Attn: Scott Schuster, chief executive officer, Suite 100, 5050 Oakbrook Parkway, Norcross, Georgia 30093. Mr. Schuster's telephone number at that address is (770) 559-4975.

PART II:  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3:  Incorporation of Documents by Reference.

The following documents, which are on file with the Securities and Exchange Commission (the "Commission"), are incorporated in this Registration Statement by this reference: (a) Annual Report on Form 10-K for the year ended May 31, 2001, and reports filed on Form 8-K subsequent to May 31, 2001, including any amendment thereto. (c) Notwithstanding the Company's registration under Section 12 of the Securities Exchange Act of 1934, the Company has elected to set forth a description of its common stock under Item 4, rather than incorporate such information by reference, in view of the fact that the registration statement in which the description is set forth is not available on the Commission's EDGAR System and may be out of date.

All documents filed by the Registrant pursuant to Section 13(a), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all shares offered hereby have been sold or which deregisters all shares then remaining unsold, shall be deemed to be incorporated in this Registration Statement by this reference and to be a part hereof from and after the date of filing of such documents.

ITEM 4.  Description of Securities.

The Company's common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934. The Company elects to describe its common stock herein, rather than incorporate such information by reference, in view of the fact that the registration statement in which the description is set forth is not available on the Commission's EDGAR System and may be out of date.

The authorized Common Stock of the Company consists of five hundred million shares, $0.0001 par value per share. A total of 61,812,434 shares of Common Stock have been issued and are outstanding at May 31, 2001. The Company will have 66,412,434 shares issued and outstanding, following the issuance of 4,600,000 shares pursuant to this Registration Statement. Holders of the Company's common stock (i) have equal and ratable rights with all holders of issued and outstanding common stock to dividends from funds legally available therefor, when, as and if declared by the board of directors of the Company;
(ii) are entitled to share ratably with holders of issued and outstanding common stock in all of the assets of the Company available for distribution to holders of common stock, upon liquidation, dissolution or winding up of the affairs of the Company; (iii) do not have preemptive, subscription or conversion rights;
(iv) have no redemption or sinking fund provisions applicable thereto; (v) have one vote on election of each director and other matters submitted to a vote of stockholders; and (vi) do not have cumulative voting rights.

ITEM 5.  Interests of Named Experts and Counsel.

The Company will rely on an opinion given by Jackson L. Morris, Esq., Tampa, Florida, as to the legality of the Shares. Mr. Morris is the record holder of 1,250,000 shares of the Company's common stock and will receive an additional 500,000 shares pursuant to this Registration Statement.

ITEM 6.  Indemnification of Directors and Officers

Under Texas corporation law, the Company may indemnify a director or officer when it is determined he conducted himself in good faith; reasonably believed:
(a) in the case of conduct in his official capacity as a director of the corporation, that his conduct was in the corporation's best interests; and (b) in all other cases, that his conduct was at least not opposed to the corporation's best interests; and (3) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

With certain exceptions, a director or officer may not be indemnified in respect of a proceeding: (1) in which the person is found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or (2) in which the person is found liable to the corporation.

The termination of a proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent is not of itself determinative that the person did not meet the requirements set forth above for indemnification. A person shall be deemed to have been found liable in respect of any claim; issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals there from.

A director or officer may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding; but if the person is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (1) is limited to reasonable expenses actually incurred by the person in connection with the proceeding and (2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company.

A determination of indemnification under must be made: (1) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding; (2) if such a quorum cannot be obtained, by a majority vote of a committee of the board of directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the proceeding; (3) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in Clause (1) or (2) of this paragraph, or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors; or (4) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the proceeding.

Authorization of indemnification and determination as to reasonableness of expenses must be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses must be made in the manner specified by Clause (3) of the preceding paragraph for the selection of special legal counsel. A provision contained in the articles of incorporation, the bylaws, a resolution of shareholders or directors, or an agreement that makes mandatory the indemnification permitted shall be deemed to constitute authorization of indemnification in the manner described in this paragraph even though such provision may not have been adopted or authorized in the same manner as the determination that indemnification is permissible.

The Company shall indemnify a director or officer against reasonable expenses incurred by him in connection with a proceeding in which he is a named defendant or respondent because he is or was a director if he has been wholly successful, on the merits or otherwise, in the defense of the proceeding. If, in a suit for the indemnification described in this paragraph, a court of competent jurisdiction determines that the director is entitled to indemnification under that section, the court shall order indemnification and shall award to the director the expenses incurred in securing the indemnification.

If, upon application of a director or officer, a court of competent jurisdiction determines, after giving any notice the court considers necessary, that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he has met the requirements described above or has been found liable in the circumstances described above, the court may order the indemnification that the court determines is proper and equitable; but if the person is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the person, the indemnification shall be limited to reasonable expenses actually incurred by the person in connection with the proceeding.

Reasonable expenses incurred by a director or officer who was, is, or is threatened to be made a named defendant or respondent in a proceeding may be paid or reimbursed by the Company, in advance of the final disposition of the proceeding and without the determination specified above or the authorization or determination specified above, after the Company receives a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under the statute and a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met that standard or if it is ultimately determined that indemnification of the director against expenses incurred by him in connection with that proceeding is prohibited by the statute. A provision contained in the articles of incorporation, the bylaws, a resolution of shareholders or directors, or an agreement that makes mandatory the payment or reimbursement permitted by the statute shall be deemed to constitute authorization of that payment or reimbursement. The written undertaking described in this paragraph must be an unlimited general obligation of the director but need not be secured. It may be accepted without reference to financial ability to make repayment.

The Company's bylaws contain provisions for indemnification of directors and officers, but is valid only to the extent it is consistent with the statute.

The Company may pay or reimburse expenses incurred by a director or officers in connection with his appearance as a witness or other participation in a proceeding at a time when he is not a named defendant or respondent in the proceeding.

ITEM 7.  Exemption From Registration Claimed

None of the shares of the Company's common stock covered hereby has been previously issued in reliance upon an exemption from the registration requirements of the Securities Act.


ITEM 8:  Exhibits

4.1      Consulting Agreement between the registrant and Dave Arner
4.2      Consulting Agreement between the registrant and Albert Davis
5.1      Opinion of Jackson L. Morris, Esq.
24.1     Consent of Jackson L. Morris, Esq. (included in Exhibit 5.1)
24.2     Consent of Auditors

ITEM 9:  Undertakings.

The undersigned Registrant hereby undertakes:

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Norcross, Georgia, on September 14, 2001.

Elite technologies, Inc.
By:  /s/ Scott Schuster
Scott Schuster, Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




Signature               Capacity in Which Signed             Date

/s/  Scott  Schuster    Chief Executive Officer, CEO     September  17,  2001
--------------------    and Director
     Scott  Schuster   (Principal Executive Officer)

/s/ David Peacos        Chief Financial Officer, CFO     September 17, 2001
----------------
    David Peacos       (Principal Financial Office and
                         Principal Accounting Officer)

/s/ Stephen Randy Ragsdale      Director                 September 17, 2001
--------------------------
    Stephen Randy Ragsdale

/s/ David Aksoy         Director                         September 17, 2001
---------------
    David Aksoy

/s/ Frank Noori         Chief Operating Officer, COO     September 17, 2001
---------------
    Frank Noori

EXHIBIT INDEX
Document Description of Document-
4.1      Consulting Agreement between the registrant and Dave Arner
4.2      Consulting Agreement between the registrant and Albert Davis
5.1  Opinion of Jackson L. Morris, Esq.
24.1 Consent of Jackson L. Morris, Esq. (included in Exhibit 5.1)
24.2 Consent of auditors

Exhibit 4.1 Consulting Agreement between the registrant and Dave Arner.

CONSULTING AGREEMENT

ELITE TECHNOLOGIES, INC. A TEXAS CORPORATION, (HEREINAFTER REFERRED TO AS "COMPANY") AND Dave Arner (HEREINAFTER REFERRED TO AS "CONSULTANT") AGREE AS
FOLLOWS:

1. CONSULTANT: Company hires Consultant and Consultant hereby accepts consulting with the Company upon the terms and conditions hereinafter set forth.

2. TERM OF CONSULTING AGREEMENT:

A. INITIAL TERM: The term of this Consulting Agreement shall commence on June 1, 2001 and shall terminate on May 31, 2002, unless otherwise extended or terminated as provided for under this agreement.

3. CONSULTANT'S DUTIES:

A. TITLE: Consultant shall serve as an independent outside Marketing Advisor to the Company. In that capacity, Consultant shall provide introduction to business contacts, marketing outlets and other such services, acts, or things necessary to increase the marketing awareness of the Company's product lines.

B. LOYAL AND CONSCIENTIOUS PERFORMANCE: Consultant agrees that to the best of his ability and experience he will at all times loyally and conscientiously perform all of the obligations required of him either expressly or implicitly by the terms of this agreement.

C. COMPETITIVE ACTIVITIES: During the term of this agreement Consultant shall not, directly participate in any business that is in competition in any manner whatsoever with the business of the Company.

D.  TRADE SECRETS:

(i) The parties acknowledge and agree that during the term of this agreement and in the course of the discharge of his consulting hereunder, Consultant shall have access to and become acquainted with information concerning the operation of the Company, including without limitation, customers, financial, personnel, sales, planning, marketing and other information that is owned by the Company and regularly used in the operation of the Company's business and that this information constitutes the Company's trade secrets.

(ii) Consultant agrees that he shall not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this agreement or at any time thereafter, except as is required in the course of his consulting with the Company. The unauthorized use or disclosure of any of the Company's trade secrets obtained by Consultant during his consulting with the Company shall constitute unfair competition.

(iii)Consultant further agrees that all files, records, documents, equipment and similar items relating to Company's business, whether prepared by Consultant or others, are and shall remain exclusively the property of the Company.

4. COMPENSATION:

A. BASE COMPENSATION: The Consultants shall receive 2,500,000 shares of Stock in Elite Technologies, Inc. with S-8 registration rights.

B. SEVERANCE ALLOWANCE: Notwithstanding any provision of this agreement, if, during the initial term of this agreement or any extension thereof, the Company terminates this agreement without cause or materially breaches this agreement, the Company shall pay Consultant, without setoff, the balance owing under this agreement ("Severance Allowance") upon termination.

C. TAX WITHHOLDING: Consultant hereby acknowledges and warrants that neither it, nor any of its employees or agents, will be treated as an employee of the Company with respect to any services rendered to the Company for any purpose whatever, including without limitation for the purpose of Social Security, Federal or State Unemployment taxes or income tax withholding at any source. Consultant shall be solely responsible for its Federal, State and Local income taxes, if any.

5. EXPENSE ALLOWANCE: Company shall reimburse Consultant for all business related expenses incurred by Consultant during the course of his consulting on behalf of the Company.

6. TERMINATION:

A. TERMINATION FOR CAUSE: The Company reserves the right to terminate this agreement, if Consultant willfully breaches or habitually neglects his consulting duties which he is asked to perform under the terms of this agreement, or commits such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his consulting. Any outstanding stock options would be considered void as of the date of termination.

B. TERMINATION BY CONSULTANT: Consultant may terminate his obligations under this agreement by giving the Company at least 30 days (30) notice in advance.

7. CONSULTANT'S OBLIGATION AFTER TERMINATION: The Consultant agrees that for a period of one year (1) immediately following the termination of his consulting with the Company, Consultant shall not directly or indirectly make known to any person, firm, or corporation the names or addresses of any of the customers of the Company or any other information pertaining to them, or call on, solicit, take away, or attempt to call on, solicit, or take away any of the acquaintances during his term of consulting with the Company, either for himself or for any other person, firm, or corporation.

8. MEDIATION. Any controversy between the parties involving the construction or application of any terms, provisions, or conditions of this agreement, shall on the written request of either party served on the other, be submitted to mediation before a neutral third party. The parties shall share the cost of mediation jointly.

9. ENTIRE AGREEMENT: This agreement supersedes any and all other agreements, either written or oral, between the parties hereto with respect to the consulting of the Consultant to the Company and contains all of the covenants and agreements between the parties with respect to such consulting for the Company in any manner whatsoever. Both parties must sign any modification to this agreement.

10. PARTIAL INVALIDITY: If any part of this agreement shall be determined by a court or mediator to be invalid, the remainder hereof shall be construed as if the invalid portion has been omitted.

11. WAIVER: No waiver of any of the provisions of this agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

12. LAW GOVERNING AGREEMENT: This agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

Elite Technologies, Inc.
Dated: September 17, 2001

By:  /s/ Scott Schuster
-----------------------
         Scott Schuster, President & CEO


Dated: September 17, 2001

By:  /s/ Dave Arner
-------------------
         Dave Arner

Exhibit 4.2 Consulting Agreement between the registrant and Albert Davis.

CONSULTING AGREEMENT

ELITE TECHNOLOGIES, INC. A TEXAS CORPORATION, (HEREINAFTER REFERRED TO AS "COMPANY") AND Albert Davis (HEREINAFTER REFERRED TO AS "CONSULTANT") AGREE AS
FOLLOWS:

1. CONSULTANT: Company hires Consultant and Consultant hereby accepts consulting with the Company upon the terms and conditions hereinafter set forth.

2. TERM OF CONSULTING AGREEMENT:

A. INITIAL TERM: The term of this Consulting Agreement shall commence on June 1, 2001 and shall terminate on May 31, 2002, unless otherwise extended or terminated as provided for under this agreement.

3. CONSULTANT'S DUTIES:

A. TITLE: Consultant shall serve as an independent outside Marketing Advisor to the Company. In that capacity, Consultant shall provide introduction to business contacts, marketing outlets and other such services, acts, or things necessary to increase the marketing awareness of the Company's product lines.

B. LOYAL AND CONSCIENTIOUS PERFORMANCE: Consultant agrees that to the best of his ability and experience he will at all times loyally and conscientiously perform all of the obligations required of him either expressly or implicitly by the terms of this agreement.

C. COMPETITIVE ACTIVITIES: During the term of this agreement Consultant shall not, directly participate in any business that is in competition in any manner whatsoever with the business of the Company.

D.  TRADE SECRETS:

(i) The parties acknowledge and agree that during the term of this agreement and in the course of the discharge of his consulting hereunder, Consultant shall have access to and become acquainted with information concerning the operation of the Company, including without limitation, customers, financial, personnel, sales, planning, marketing and other information that is owned by the Company and regularly used in the operation of the Company's business and that this information constitutes the Company's trade secrets.

(ii) Consultant agrees that he shall not disclose any such trade secrets, directly or indirectly, to any other person or use them in any way, either during the term of this agreement or at any time thereafter, except as is required in the course of his consulting with the Company. The unauthorized use or disclosure of any of the Company's trade secrets obtained by Consultant during his consulting with the Company shall constitute unfair competition.

(iii)Consultant further agrees that all files, records, documents, equipment and similar items relating to Company's business, whether prepared by Consultant or others, are and shall remain exclusively the property of the Company.

4. COMPENSATION:

A. BASE COMPENSATION: The Consultants shall receive 1,400,000 shares of Stock in Elite Technologies, Inc. with S-8 registration rights.

B. SEVERANCE ALLOWANCE: Notwithstanding any provision of this agreement, if, during the initial term of this agreement or any extension thereof, the Company terminates this agreement without cause or materially breaches this agreement, the Company shall pay Consultant, without setoff, the balance owing under this agreement ("Severance Allowance") upon termination.

C. TAX WITHHOLDING: Consultant hereby acknowledges and warrants that neither it, nor any of its employees or agents, will be treated as an employee of the Company with respect to any services rendered to the Company for any purpose whatever, including without limitation for the purpose of Social Security, Federal or State Unemployment taxes or income tax withholding at any source. Consultant shall be solely responsible for its Federal, State and Local income taxes, if any.

5. EXPENSE ALLOWANCE: Company shall reimburse Consultant for all business related expenses incurred by Consultant during the course of his consulting on behalf of the Company.

6. TERMINATION:

A. TERMINATION FOR CAUSE: The Company reserves the right to terminate this agreement, if Consultant willfully breaches or habitually neglects his consulting duties which he is asked to perform under the terms of this agreement, or commits such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his consulting. Any outstanding stock options would be considered void as of the date of termination.

B. TERMINATION BY CONSULTANT: Consultant may terminate his obligations under this agreement by giving the Company at least 30 days (30) notice in advance.

7. CONSULTANT'S OBLIGATION AFTER TERMINATION: The Consultant agrees that for a period of one year (1) immediately following the termination of his consulting with the Company, Consultant shall not directly or indirectly make known to any person, firm, or corporation the names or addresses of any of the customers of the Company or any other information pertaining to them, or call on, solicit, take away, or attempt to call on, solicit, or take away any of the acquaintances during his term of consulting with the Company, either for himself or for any other person, firm, or corporation.

8. MEDIATION. Any controversy between the parties involving the construction or application of any terms, provisions, or conditions of this agreement, shall on the written request of either party served on the other, be submitted to mediation before a neutral third party. The parties shall share the cost of mediation jointly.

9. ENTIRE AGREEMENT: This agreement supersedes any and all other agreements, either written or oral, between the parties hereto with respect to the consulting of the Consultant to the Company and contains all of the covenants and agreements between the parties with respect to such consulting for the Company in any manner whatsoever. Both parties must sign any modification to this agreement.

10. PARTIAL INVALIDITY: If any part of this agreement shall be determined by a court or mediator to be invalid, the remainder hereof shall be construed as if the invalid portion has been omitted.

11. WAIVER: No waiver of any of the provisions of this agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

12. LAW GOVERNING AGREEMENT: This agreement shall be governed by and construed in accordance with the laws of the State of Georgia.


Albert Davis
Dated: September 17, 2001


By:  /s/ Albert Davis
---------------------
         Albert Davis

Exhibit 5.1 Opinion of Counsel and Consent

September 17, 2001

Board of Directors
Elite Technologies, Inc.,
Suite 100
5050 Oakbrook Parkway
Norcross, Georgia 30093

Re:  Registration Statement on Form S-8

Gentlemen:

I am acting as counsel for Elite Technologies, Inc., a Texas corporation (the "Company"), in connection with the registration under the Securities Act of 1933, as amended (the "Act"), of the offer and sale of 4,600,000 shares (the "Shares") of the Company's common stock, par value $0.0001 per share (the "Common Stock") which the Company intends to issue to a consultant and to the undersigned in payment for services rendered or to be rendered to the Company. A Registration Statement on Form S-8 covering the Shares (the "Registration Statement") is being filed under the Act with the Securities and Exchange Commission.

In rendering the opinion expressed herein, I have reviewed such matters of law as I have deemed necessary and have examined copies of such agreements, instruments, documents and records, as I have deemed relevant. In rendering the opinions expressed herein, I have assumed the genuineness and authenticity of all documents examined by us and of all signatures thereon, the legal capacity of all natural persons executing such documents, the conformity to original documents of all documents submitted to us as certified or conformed copies or photocopies and the completeness and accuracy of the certificates of public officials examined by us. I have made no independent factual investigation with regard to any such matters.

Based upon the foregoing and subject to the qualifications stated herein, it is my opinion that the Shares to be issued, when issued and delivered for the purposes described above, will be validly issued, fully paid and non-assessable. The opinion expressed herein is limited to matters involving the federal laws of the United States and to the corporate laws of the State of Texas, and I express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement and the reference to me therein under the caption "Interests of Named Experts and Counsel." The opinion expressed herein is rendered solely for your benefit in connection with the transaction described herein. Except as otherwise provided herein, this opinion may not be used or relied upon by any person, nor may this letter or any copies thereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without my prior written consent.

Very truly yours
/s/ Jackson L. Morris
---------------------
    Jackson L. Morris

Exhibit 24.2 Consent of Independent Certified Public Accountants

The Board of Directors
Elite Technologies, Inc.

We consent to the incorporation by reference in the Registration Statement on Form S-8 of Elite Technologies, Inc. dated September 17, 2001 of our report dated August 17, 2001 related to the consolidated balance sheet as of May 31, 2001 and the consolidated statements of operations, stockholders equity and cash flows of Elite Technologies, Inc. and subsidiaries for the year ended May 31, 2001.

/s/ Israel and Ricardo Blanco, C.P.A.
-------------------------------------
    Israel and Ricardo Blanco, C.P.A.
    Certified Public Accountant
    September 17, 2001

The Board of Directors
Elite Technologies, Inc.

We consent to the incorporation by reference in the Registration Statement on Form S-8 of Elite Technologies, Inc. dated September 17, 2001 of our report dated November 9, 2000, except for Note 13 (c) as to which the date is February 21, 2001 related to the consolidated balance sheet as of May 31, 2000 and the consolidated statements of operations, stockholders equity and cash flows of Elite Technologies, Inc. and subsidiaries for the year ended May 31, 2000.

/s/ KIRSCHNER & ASSOCIATES, P.C.
--------------------------------
    KIRSCHNER & ASSOCIATES, P.C.
    Certified Public Accountants
    Marietta, Georgia
    September 17, 2001

The Board of Directors
Elite Technologies, Inc.

We consent to the incorporation by reference in the Registration Statement on Form S-8 of Elite Technologies, Inc. dated September 17, 2001 of our report dated August 25, 1999 related to the consolidated statements of operations, stockholders equity and cash flows of Elite Technologies, Inc. and subsidiaries for the year ended May 31, 1999.

/s/ KPMG LLP
------------
    KPMG LLP
    Atlanta, Georgia
    September 17, 2001